UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 29, 2004



                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Utah                         1-10077                 87-0401761
 ------------------------------       ---------------         -----------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

              7500 College Blvd., Suite 1215, Overland Park, Kansas  66210
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (913) 469-5615


         (Former name or former address, if changed since last report.)


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Item 9.    Regulation FD Disclosure.

     At a stockholders meeting held on March 29, 2004, the stockholders of the Company approved all of the proposed corporate changes that were required to make the merger with Great South Lands Minerals ("GSLM") possible.

     In order to complete the merger, the GSLM stockholders must approve of the transaction. They are expected to vote on this matter by the end of April.

     The proposals approved at the Company's stockholders' meeting included changing the Company's name to Empire Energy Corporation International, re-domiciling the Company to a Nevada corporation and a l for 10 reverse stock split.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Empire Energy Corporation
                                                  (Registrant)

April 2, 2004                               By:  /s/  John Garrison
                                               --------------------------
                                            Name:     John Garrison